File Number: 333-129005
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933

                                                              September 12, 2008




     Supplement to the December 31, 2007 Class A, Class B and Class C Shares
                Prospectus for Pioneer Select Research Value Fund

Effective September 1, 2008, Pioneer has lowered its management fee for the fund. The following replaces the first paragraph in the section entitled "Basic information about the fund - Management fee":

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% on the next $4 billion of assets and 0.55% on assets over $5 billion. The fee is computed daily and paid monthly.

                           ___________________________

Effective July 16, 2008, the fund changed its name to Pioneer Research Value Fund. All references in the prospectus to "Select" in the fund's name are now hereby deleted.

Class B shares of the fund are not currently offered. However, the fund may offer Class B shares in the future.

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of the lead portfolio managers, Diego Franzin and John Peckham. Mr. Franzin and Mr. Peckham coordinate Pioneer's global research staff, which includes members from Pioneer's affiliate, Pioneer Investment Management Limited, and they are supported by Ashesh Savla. Diego Franzin, a senior vice president and Head of Global Quantitative Research, joined Pioneer in 1998. John Peckham, a senior vice president and Head of Global Fundamental Research, joined Pioneer in 2002. Ashesh Savla, a U.S. Quantitative Research Analyst, joined Pioneer in 2003.



                                                                   20291-03-0908
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC